UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2014

W. P. CAREY INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13779	45-4549771
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously announced on January 27, 2014, W. P. Carey Inc. (“W. P. Carey”) reported that the proposed merger described in the Agreement and Plan of Merger dated as of July 25, 2013 (the “Merger Agreement”) by and among Corporate Property Associates 16 - Global Incorporated (“CPA®:16 — Global”), W. P. Carey, the ultimate parent of the external manager of CPA®:16 — Global, WPC REIT Merger Sub Inc., a wholly-owned indirect subsidiary of W. P. Carey and the other parties thereto, and the other transactions contemplated thereby (the “Merger”) were approved by its stockholders at a special meeting held on January 24, 2014.  W. P. Carey also reported that the Merger was approved by the stockholders of CPA®:16 — Global at a separate meeting of its stockholders held on the same date, and that, as a result, the Merger is expected to close on January 31, 2014.

Subject to the terms and conditions of the Merger Agreement, upon the closing the Merger, each CPA®:16 – Global stockholder of record as of the Effective Time (as defined in the Merger Agreement) will receive shares of W. P. Carey’s common stock (“W. P. Carey Common Stock”).  The exchange ratio with respect to shares of W. P. Carey Common Stock to be received by the stockholders of CPA®:16 – Global is determined three trading days prior to the closing of the transaction, and is based upon a value of $11.25 per share of CPA®:16 – Global and the volume weighted average trading price (“VWAP”) of W. P. Carey Common Stock for the five consecutive trading days ending on the third trading day preceding the closing.

On January 28, 2014, W. P. Carey and CPA®:16 – Global determined that the VWAP used to calculate the Per Share Merger Consideration (as defined in the Merger Agreement) payable to CPA®:16 – Global stockholders was $61.48. Accordingly, at the closing of the Merger, each share of common stock of CPA®:16 – Global will automatically be converted into the right to receive 0.1830 shares of W. P. Carey Common Stock, other than fractional shares, which will be converted into the right to receive cash valued at the product of (i) such number of fractional shares, and (ii) $61.48. Upon the consummation of the Merger, W. P. Carey expects to issue approximately 30.7 million shares of W. P. Carey Common Stock to the CPA®:16 – Global stockholders.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, both as amended by the Private Securities Litigation Reform Act of 1995.  The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms.  These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed Merger, annualized dividends, funds from operations coverage, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed Merger.  These statements are based on the current expectations of the management of W. P. Carey.  It is important to note that the actual results of W. P. Carey or of the combined company following the consummation of the proposed Merger could be materially different from those projected in such forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company.  Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s and CPA®:16 — Global’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A.  Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent reports filed with the SEC.  These risks, as well as other risks associated with the proposed Merger, are more fully discussed in the Form S-4 and the Joint Proxy Statement/Prospectus, as amended (File No. 333-191517) filed by W. P. Carey and CPA®:16 — Global (the “Joint Proxy Statement/Prospectus”).  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise.  Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws.  W. P. Carey filed a Registration Statement on Form S-4 with the SEC on October 1, 2013, as amended, and first mailed the Joint Proxy Statement/Prospectus and other relevant documents to its security holders in connection with the proposed Merger on or about December 5, 2013.  WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY DOCUMENTS INCORPORATED INTO IT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:16 — GLOBAL AND THE PROPOSED MERGER.  INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.  Investors are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing W. P. Carey’s website (www.wpcarey.com) or by accessing CPA®:16 — Global’s website (http://www.cpa16.com).  Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:16 — Global with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D. C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding CPA®:16 — Global’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:16 — Global on April 26, 2013 in connection with its 2013 annual meeting of stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date: January 29, 2014	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director